Exhibit (q)

POWER OF ATTORNEY

Each of the undersigned trustees of Broadview Funds Trust (the “Trust”) hereby constitutes and appoints each of Richard E. Lane, Aaron J. Garcia and Faraz Farzam as the undersigned’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body.  The undersigned grants to each said attorney-in-fact and agent full power and authority to do and perform each and every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby executes this Power of Attorney as of the 8th day of November, 2013.

/s/ Richard J. Whiting

Richard J. Whiting

POWER OF ATTORNEY

Each of the undersigned trustees of Broadview Funds Trust (the “Trust”) hereby constitutes and appoints each of Richard J. Whiting, Richard E. Lane, Aaron J. Garcia and Faraz Farzam as the undersigned’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body.  The undersigned grants to each said attorney-in-fact and agent full power and authority to do and perform each and every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby executes this Power of Attorney as of the 8th day of November, 2013.

/s/ Gregory W. Berger

Gregory W. Berger

POWER OF ATTORNEY

Each of the undersigned trustees of Broadview Funds Trust (the “Trust”) hereby constitutes and appoints each of Richard J. Whiting, Richard E. Lane, Aaron J. Garcia and Faraz Farzam as the undersigned’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body.  The undersigned grants to each said attorney-in-fact and agent full power and authority to do and perform each and every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby executes this Power of Attorney as of the 8th day of November, 2013.

/s/ Cornelius J. Lavelle

Cornelius J. Lavelle

POWER OF ATTORNEY

Each of the undersigned trustees of Broadview Funds Trust (the “Trust”) hereby constitutes and appoints each of Richard J. Whiting, Richard E. Lane, Aaron J. Garcia and Faraz Farzam as the undersigned’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body.  The undersigned grants to each said attorney-in-fact and agent full power and authority to do and perform each and every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby executes this Power of Attorney as of the 8th day of November, 2013.

/s/ Philip J. Uihlein, Sr.

Philip J. Uihlein, Sr.

POWER OF ATTORNEY

The undersigned officer of Broadview Funds Trust (the “Trust”) hereby constitutes and appoints each of Richard J. Whiting, Aaron J. Garcia and Faraz Farzam as the undersigned’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body.  The undersigned grants to each said attorney-in-fact and agent full power and authority to do and perform each and every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby executes this Power of Attorney as of the 19th  day of November, 2013.

/s/ Richard E. Lane

Richard E. Lane

POWER OF ATTORNEY

The undersigned officer of Broadview Funds Trust (the “Trust”) hereby constitutes and appoints each of Richard J. Whiting, Richard E. Lane and Faraz Farzam as the undersigned’s true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body.  The undersigned grants to each said attorney-in-fact and agent full power and authority to do and perform each and every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby executes this Power of Attorney as of the 19th  day of November, 2013.

/s/ Aaron J. Garcia

Aaron J. Garcia